UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 17, 2026
FIVE9, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-36383	94-3394123
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3001 Bishop Drive, Suite 350
San Ramon, CA 94583
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (925) 201-2000
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
_______________________________
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	FIVN	The NASDAQ Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed, on December 8, 2024, Five9, Inc. (the “Company”) entered into a cooperation letter agreement (the “Agreement”) with Anson Funds Management LP, Anson Advisors Inc. and certain other parties (collectively, “Anson”). The Agreement is summarized in the Current Report on Form 8-K filed by the Company on December 9, 2024, and a copy of the Agreement is filed as Exhibit 10.1 to that Current Report.

On February 17, 2026, the Company and Anson entered into an amendment (the “Amendment”) to the Agreement. Among other things, the Amendment provides that:

•The Company will nominate Sagar Gupta, an existing member of the Company’s Board of Directors (the “Board”), for election to the Board at the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”); and

•Anson will continue to be subject to the voting, “standstill” and other obligations provided for in the Agreement until the earlier of (i) 20 days prior to the deadline for the submission of stockholder nominations of directors and business proposals for the Company’s 2027 Annual Meeting of Stockholders; and (ii) 120 days prior to the first anniversary of the 2026 Annual Meeting.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Amendment, dated as of February 17, 2026, to Cooperation Letter Agreement, dated December 8, 2024, between Five9, Inc. and Anson Funds Management LP, Anson Advisors Inc. and certain other parties.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE9, INC.

Date: February 20, 2026	By:	/s/ Bryan Lee
Bryan Lee
Chief Financial Officer